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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 1

TO

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2006

JUNIPER PARTNERS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51240	20-2278320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 West 45th Street, Suite 805, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 398-3112

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

JUNIPER PARTNERS ACQUISITION CORP. (‘‘JUNIPER’’) IS HOLDING PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING JUNIPER SECURITIES REGARDING ITS MERGER WITH FIRESTONE COMMUNICATIONS, INC. (‘‘FIRESTONE’’), AS DESCRIBED IN THE CURRENT REPORT ON FORM 8-K OF JUNIPER DATED AUGUST 21, 2006. SUCH CURRENT REPORT AND THIS AMENDMENT TO THAT CURRENT REPORT, INCLUDING SOME OR ALL OF THE EXHIBITS THERETO AND HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

HCFP/BRENNER SECURITIES LLC (‘‘BRENNER SECURITIES’’), THE MANAGING UNDERWRITER OF JUNIPER’S INITIAL PUBLIC OFFERING (‘‘IPO’’) CONSUMMATED IN JULY 2005, IS ASSISTING JUNIPER IN THESE EFFORTS, FOR WHICH IT WILL BE ENTITLED TO RECEIVE A FEE (NOT TO EXCEED $400,000) AND THE REIMBURSEMENT OF ITS OUT-OF-POCKET EXPENSES. JUNIPER AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND BRENNER SECURITIES MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECAL MEETING OF JUNIPER STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER.

STOCKHOLDERS OF JUNIPER AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, JUNIPER’S REGISTRATION STATEMENT CONTAINING A PRELIMINARY PROXY STATEMENT/PROSPECTUS AND FINAL REGISTRATION STATEMENT CONTAINING A DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH JUNIPER’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS/PROSPECTUSES WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ JUNIPER’S FINAL PROSPECTUS, DATED JULY 13, 2005, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE JUNIPER OFFICERS AND DIRECTORS AND OF BRENNER SECURITIES AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: JUNIPER PARTNERS ACQUISITION CORP., 56 WEST 45th STREET, SUITE 805, NEW YORK, NEW YORK 10036. THE REGISTRATION STATEMENT CONTAINING THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, ONCE AVAILABLE, AND THE FINAL PROSPECTUS CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

This amendment is being filed solely to file two previously omitted exhibits referenced in Item 9.01(c) below.

Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits:

Exhibit	Description

10.1	Merger Agreement dated August 15, 2006 among Juniper Partners Acquisition Corp., Firestone Acquisition, Inc., Firestone Communications, Inc. and certain of the stockholders of Firestone Communications, Inc.*

10.2	Form of Voting Agreement among Juniper Partners Acquisition Corp., certain stockholders of Firestone Communications, Inc. and Stuart B. Rekant.*

10.3	Form of Lock-Up Agreement executed by certain stockholders of Firestone Communications, Inc.*

10.4	Form of Escrow Agreement among Juniper Partners Acquisition Corp., Raymond K. Mason, as the Stockholders’ Representative, and Continental Stock Transfer & Trust Company, as Escrow Agent.*

10.5	Employment Agreement dated August 15, 2006 between Juniper Partners Acquisition Corp. and Stuart B. Rekant.*

10.6	Stock Option Agreement dated August 15, 2006 between Juniper Partners Acquisition Corp. and Stuart B. Rekant.*

10.7	Form of Employment Agreement between Firestone Communications, Inc. and Leonard Firestone.*

99.1	Press release of Juniper Partners Acquisition Corp. dated August16, 2006.*

99.2	Certain unaudited consolidated financial statements of Firestone Communications, Inc.

99.3	Investor Presentation

* Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    August 24, 2006

JUNIPER PARTNERS ACQUISITION CORP.

By: /s/ Stuart B. Rekant
Name: Stuart B. Rekant Title: Chairman and Chief Executive Officer